Exhibit 10.1

FORM OF STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into on the first day of December 2025, by and between ETHZilla Corporation, a Delaware corporation (“ETHZilla” or the “Buyer”), and _____________ (the “Seller”), each sometimes referred to herein as a “Party” and together as the “Parties.”

A.	Seller desires to sell to ETHZilla, and ETHZilla desires to purchase from Seller, ____________ shares of [Common Stock/Series Seed-3 Preferred Stock], $0.00001 par value per share (the “Karus Shares”), of Karus, Inc., a Delaware corporation (the “Company”) pursuant to the terms and conditions set forth in this Agreement; and

B.	The Karus Shares are held in book-entry, non-certificated form.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I.
Purchase and Sale of the Karus Shares

Section 1.01 Purchase and Sale. On the Effective Date (as defined below) (the “Closing”) and upon the terms and subject to the conditions set forth herein, the Seller shall be deemed to have delivered and sold the Karus Shares to ETHZilla, free and clear of all liens and encumbrances (other than restrictions due to the fact that the Karus Shares are ‘restricted securities’ as such term is defined in Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”)), and ETHZilla shall be deemed to have purchased the Karus Shares from the Seller for a purchase price equal to $5.628 per Share (the “Purchase Price”).

Section 1.02 Delivery of the Karus Shares; Payment of Purchase Price. Concurrently with the Closing, (a) the Seller has delivered to ETHZilla the Stock Power and Assignment of Uncertificated Shares of Preferred Stock in the form of Exhibit A hereto (the “Assignment”); and (b) ETHZilla shall pay the Purchase Price to the Seller by the issuance of __________ shares of ETHZilla common stock, par value $0.0001 per share (the “ETHZilla Shares”), provided that such delivery of the ETHZilla Shares shall not affect the Effective Date because ETHZilla may need up to 15 days to deliver the ETHZilla Shares to Karus.

Section 1.03 Delivery of Corporate Resolutions. To the extent the Seller is an entity and not an individual, the Seller has delivered the Company, prior to, or contemporaneously with the Closing, copies of the resolutions of the board of directors, board of managers, or similar governing body of such Seller, approving Seller’s entry into this Agreement and the terms and conditions of this Agreement.

Stock Purchase Agreement

Section 1.04 Effective Date. The “Effective Date” shall be the Closing Date as defined in that certain Purchase and Subscription Agreement dated December 1, 2025, by and between the Company and ETHZilla (as amended and restated from time to time, the “Purchase and Subscription Agreement”).

Article II.
Representations and Warranties of the Seller

Subject to all of the terms, conditions and provisions of this Agreement, the Seller represents and warrants to ETHZilla as follows:

Section 2.01 Authority. The Seller has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The Seller has duly and validly executed and delivered this Agreement and will, on or after the Closing, execute, such other documents as may be required hereunder and, assuming the due authorization, execution and delivery of this Agreement by the Parties hereto and thereto. Seller is authorized to affect the transactions contemplated herein. This Agreement constitutes the legal, valid and binding obligation of Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles.

Section 2.02 No Conflict. The execution, delivery and performance by the Seller of this Agreement, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all requisite action on the part of the Seller and do not and will not, with or without the passage of time, the giving of notice, or both: (a) violate, conflict with, or result in a breach of any provision of any law, statute, ordinance, order, rule, regulation, judgment, decree or injunction applicable to the Seller or the Company; (b) violate, conflict with, result in a breach of, constitute a default under, or give rise to a right of termination, cancellation, amendment, acceleration, or suspension of any material contract, agreement, lease, license, indenture, instrument, commitment or obligation to which the Seller or the Company is a party or by which any of their respective properties or assets are bound; (c) violate or conflict with the Certificate of Incorporation, Bylaws or other organizational documents of the Company; (d) result in the creation, imposition or enforcement of any lien, encumbrance, security interest, or other adverse claim upon any of the Karus Shares; or (e) require any consent, approval, authorization, notice filing, order or registration of or with any governmental authority or any third party (other than those which have been duly obtained or made and remain in full force and effect).

Stock Purchase Agreement

Section 2.03 Title to Karus Shares. The Seller is the sole record and beneficial owner of the Karus Shares (the “Seller’s Shares”) and holds good, valid, and marketable title to all of the Seller’s Shares, free and clear of any liens, pledges, claims, charges, security interests, restrictions, encumbrances, equities, options, warrants, rights of first refusal or first offer, preemptive rights, voting agreements, or other adverse claims of any nature whatsoever. The Seller has full power, authority, and unrestricted right to vote, sell, assign, transfer, and otherwise dispose of the Seller’s Shares and has not granted any proxy, voting trust, option, warrant, purchase right, conversion right, call right, commitment, agreement, or other right of any kind to any person or entity with respect to the Seller’s Shares that remains outstanding or has not been validly terminated, withdrawn, or expired, nor does any other person have any interest, direct or indirect, in the Seller’s Shares or any right to acquire such Shares. Upon the sale, assignment, transfer, and delivery of the Seller’s Shares to ETHZilla pursuant to this Agreement, good, valid, and marketable title to the Seller’s Shares will pass to ETHZilla, free and clear of all liens, security interests, encumbrances, adverse claims, restrictions on transfer, or other burdens of any kind, other than those arising solely from ETHZilla’s status as a holder of restricted securities under applicable federal and state securities laws (collectively, the “Encumbrances”), and ETHZilla shall thereafter hold all rights, title, and interests in and to the Seller’s Shares, including all voting, economic, and dividend rights associated therewith.

Section 2.04 Brokers, Finders and Financial Advisors. No broker, finder or financial advisor has acted for the Seller in connection with this Agreement or the transactions contemplated hereby or thereby, and no broker, finder or financial advisor is entitled to any broker’s, finder’s or financial advisor’s fee or other commission in respect thereof based in any way on any contract with Seller.

Section 2.05 Compliance with Purchase and Subscription Agreement. Seller agrees and confirms that ETHZilla has provided the Seller registration rights as set forth in the Purchase and Subscription Agreement, as described in Section 4.01 hereof. In consideration therefore, Seller agrees to be bound by all of the terms of the Purchase and Subscription Agreement which apply to Selling Stockholders, including, but not limited to, Sections 11.6, 11.7, 11.8, 11.9 and 11.10 thereof.

Section 2.06 Securities Representations.

(a) Seller recognizes that the ETHZilla Shares have not been registered under the Securities Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the ETHZilla Shares is registered under the Securities Act or unless an exemption from registration is available, provided that ETHZilla has provided the Seller certain registration rights as described in Section 4.01 hereof;

(b) Seller may not sell the ETHZilla Shares without registering them under the Securities Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale;

(c) Seller is acquiring the ETHZilla Shares for its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and it does not presently have any reason to anticipate any change in its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require the sale or distribution of ETHZilla Shares. Seller agrees to set forth the terms of its ownership, record address and social security number/EIN on the Share Registration Form, a form of which is attached hereto as Exhibit B (the “Share Registration Form”);

Stock Purchase Agreement

(d) Seller acknowledges that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D of the Securities Act;

(e) Seller is aware of, has received and had an opportunity to review (A)  (i) ETHZilla’s Annual Report on Form 10-K for the year ended December 31, 2024; and (ii) ETHZilla’s Quarterly Reports on Form 10-Q and current reports on Form 8-K from January 1, 2025, to the date of Seller’ entry into this Agreement (which filings can be accessed by going to https://www.sec.gov/search/search.htm, typing “ETHZilla Corp” in the “Name, ticker symbol, or CIK” field, and clicking the “Submit” button), in each of case (i) and (ii), including the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein (collectively the “Disclosure Documents”) and an independent investigation made by it of ETHZilla; (B) has, a reasonable time prior to the date of this Agreement, been given an opportunity to review material contracts and documents of ETHZilla and has had an opportunity to ask questions of and receive answers from ETHZilla’s officers and directors and has no pending questions as of the date of this Agreement; and (C) is not relying on any oral representation of ETHZilla or any other person, nor any written representation or assurance from ETHZilla; in connection with Seller’s acceptance of the ETHZilla Shares and investment decision in connection therewith. Seller acknowledges that due to its receipt of and review of the information described above, he, she or it has received similar information as would be included in a Registration Statement filed under the Securities Act;

(f) Seller has such knowledge and experience in financial and business matters such that Seller is capable of evaluating the merits and risks of an investment in ETHZilla Shares and of making an informed investment decision, and does not require a representative in evaluating the merits and risks of an investment in ETHZilla Shares;

(g) Seller acknowledges that he, she or it is a sophisticated investor capable of assessing and assuming investment risks with respect to securities, including the ETHZilla Shares, and further acknowledges that ETHZilla is entering into this Agreement with Seller in reliance on this acknowledgment and with Seller’s understanding, acknowledgment and agreement that ETHZilla is privy to material non-public information regarding ETHZilla (collectively, the “Non-Public Information”), which Non-Public Information may be material to a reasonable investor, such as Seller, when making investment disposition decisions, including the decision to enter into this Agreement, and Seller’s decision to enter into this Agreement is being made with full recognition and acknowledgment that ETHZilla is privy to the Non-Public Information, irrespective of whether such Non-Public Information has been provided to Seller. Seller hereby waives any claim, or potential claim, it has or may have against ETHZilla relating to ETHZilla’s possession of Non-Public Information. Seller has specifically requested that ETHZilla not provide it with any Non-Public Information. Seller understands and acknowledges that ETHZilla would not enter into this Agreement in the absence of the representations and warranties set forth in this paragraph, and that these representations and warranties are a fundamental inducement to ETHZilla in entering into this Agreement;

Stock Purchase Agreement

(h) Seller has had an opportunity to ask questions of and receive satisfactory answers from ETHZilla, or any person or persons acting on behalf of ETHZilla, concerning the terms and conditions of this Agreement and ETHZilla, and all such questions have been answered to the full satisfaction of Seller;

(i) Seller recognizes that an investment in ETHZilla is a speculative venture. The ownership of ETHZilla Shares as an investment involves special risks;

(j) Seller realizes that ETHZilla Shares cannot readily be sold until or unless they are registered under the Securities Act as contemplated by Section 4.01 hereof, as they will be restricted securities; and therefore the ETHZilla Shares must not be accepted unless Seller has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and Seller can provide for current needs and possible personal contingencies;

(k) Seller confirms and represents that it is able (i) to bear the economic risk of its investment, (ii) to hold ETHZilla Shares for an indefinite period of time, and (iii) to afford a complete loss of its investment;

(l) Seller has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in ETHZilla Shares for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, have determined that ETHZilla Shares are a suitable investment for it;

(m)  Seller has not become aware of and has not been offered ETHZilla Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Seller’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising; and

(n) Seller confirms and acknowledges that ETHZilla Shares will bear the following restrictive legend (or a similar legend), until or unless registered under the Securities Act:

‘‘THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.’’

Stock Purchase Agreement

Article III.
Representations and Warranties of ETHZilla

Subject to all of the terms, conditions and provisions of this Agreement, ETHZilla hereby represents and warrants to the Seller as follows:

Section 3.01 Authority. ETHZilla has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. ETHZilla has duly and validly executed and delivered this Agreement and, assuming the due authorization, execution and delivery of this Agreement by the other Parties hereto and thereto, this Agreement constitutes the legal, valid and binding obligation of ETHZilla, enforceable against ETHZilla in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles.

Section 3.02 No Conflict. The execution and delivery by ETHZilla of this Agreement and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (a) constitute a violation of any law; or (b) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which ETHZilla is a party or by which ETHZilla is bound or affected.

Section 3.03 Brokers, Finders and Financial Advisors. No broker, finder or financial advisor has acted for ETHZilla in connection with this Agreement or the transactions contemplated hereby or thereby, and no broker, finder or financial advisor is entitled to any broker’s, finder’s or financial advisor’s fee or other commission in respect thereof based in any way on any contract with ETHZilla.

Section 3.04 Exempt Transaction. ETHZilla understands that the sale of the Karus Shares is intended to be exempt from registration under the Securities Act and exempt from registration or qualification under any state law.

Stock Purchase Agreement

Section 3.05 Accredited Investor; and Legend. ETHZilla acknowledges that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D of the Securities Act and ETHZilla confirms and acknowledges that Karus Shares will bear the following restrictive legend (or a similar legend), until or unless registered under the Securities Act:

‘‘THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.’’

Article IV.
Registration Rights

Section 4.01 Registration Rights. Seller shall be deemed a Selling Stockholder under the Purchase and Subscription Agreement, contingent on the requirements of Selling Stockholders set forth in Article XI of the Purchase and Subscription Agreement, for all purposes, and shall have the rights of the Selling Stockholders set forth therein.

Article V.
Covenants

Section 5.01 Further Assurances. Seller and ETHZilla agree that, from time to time, whether before, at or after the Closing, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents (a) as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement; (b) to effect or evidence the transfer to ETHZilla of the Karus Shares held by or in the name of the Seller; and (c) to provide for the issuance of the ETHZilla Shares to Seller.

Section 5.02 Survival of Representations. All representations, warranties, and agreements made by any Party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any Party.

Stock Purchase Agreement

Section 5.03 Transfer Restrictions.

(a) Commencing on the Effective Date and continuing until the date that is six months thereafter, and without the prior written consent of ETHZilla, Seller agrees that he, she or it, shall not, directly or indirectly, sell, assign, transfer, pledge, contract to sell, grant any option or right to purchase, or otherwise dispose of or encumber any ETHZilla Shares, or enter into any transaction, arrangement, or device that is designed to, or could reasonably be expected to, result in the transfer or diminution of the economic incidents of ownership of such ETHZilla Shares, or to enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales with respect to any security of ETHZilla (each, a “Transfer”).

(b) In furtherance of these restrictions, ETHZilla may (i) place appropriate stop orders on the ETHZilla Shares, and (ii) instruct its transfer agent to reflect such restrictions on the books and records of ETHZilla and to decline to process any attempted Transfer not permitted under this Agreement.

Section 5.04 For purposes of this Section, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 under Regulation SHO under the Securities Exchange Act of 1934, as amended, and any direct or indirect pledges, forward sale contracts, options, puts, calls, swaps, or similar arrangements (including total-return swaps) and any sales or other transactions executed through non-U.S. broker-dealers or foreign regulated brokers.

Article VI.
Miscellaneous

Section 6.01 Notices. All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be delivered (i) by personal delivery, or (ii) by national overnight courier service, or (iii) by certified or registered mail, return receipt requested, or (iv) via facsimile transmission, with confirmed receipt, or (v) via email. Notice shall be effective upon receipt except for notice via fax (as discussed above) or email, which shall be effective only when the recipient, by return or reply email or notice delivered by other method provided for in this Section 6.01, acknowledges having received that email (with an automatic “read receipt” or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section 6.01, but which acknowledgement of acceptance shall also include cases where recipient ‘replies’ to such prior email, including the body of the prior email in such ‘reply’). Such notices shall be sent to the applicable Party or parties at the address specified below, subject to notice of changes thereof from any Party with at least ten (10) Business Days’ notice to the other Parties. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver. “Business Day” means any day except Saturday, Sunday or any day on which banks are authorized by Law to be closed in Palm Beach, Florida.

Stock Purchase Agreement

If to ETHZilla:

ETHZilla Corporation

2875 South Ocean Blvd, Suite 200

Palm Beach, FL 33480

McAndrew Rudisill,

Chief Executive Officer

email: mcandrew@ethzilla.com

With copy to (which shall not constitute notice):

The Loev Law Firm, PC

Attn: David M. Loev and John S. Gillies

6300 West Loop South, Suite 280

Bellaire, Texas 77401

Email: dloev@loevlaw.com; and
john@loevlaw.com

If to Seller, to:

With copy to (which shall not constitute notice to):

Jesse Cuevas
Winston & Strawn LLP
101 California, 21st Floor
San Francisco, CA 94111
jcuevas@winston.com

Section 6.02 Benefit and Burden. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties hereto and their successors and permitted assigns.

Section 6.03 No Third-Party Rights. Nothing in this Agreement shall be deemed to create any right in any creditor or other person not a Party hereto and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party; provided that the Company shall be able to rely on the representations and warranties of the Seller and ETHZilla Corporation made in Articles II and III above for any and all purposes.

Section 6.04 Amendments and Waiver. No amendment, modification, restatement or supplement of this Agreement shall be valid unless the same is in writing and signed by the Parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the Party against whom that waiver is sought to be enforced.

Stock Purchase Agreement

Section 6.05 Severability. Should any clause, sentence, paragraph, subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the Parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the Parties, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

Section 6.06 Remedies. The Parties agree that the covenants and obligations contained in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms hereof or thereof would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate. As such, the Parties agree that if either Party fails or refuses to fulfill any of its obligations under this Agreement or to make any payment or deliver any instrument required hereunder or thereunder, then the other Party shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such Party might be entitled.

Section 6.07 Governing Law; Consent to Jurisdiction; Waiver of Trial By Jury; Etc.

(a) This Agreement shall be governed by and construed and enforced in accordance with the internal Laws of the State of Delaware without reference to its choice of law rules.

(b) Each Party hereby irrevocably consents and agrees that any action, suit, arbitration or proceeding between or among the Parties and their respective affiliates arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Agreement or any related document (each a “Legal Dispute”) shall be brought only to the exclusive jurisdiction of the courts of the State of Delaware or the federal courts located in Kent County, Delaware. In that context, and without limiting the generality of the foregoing, each Party hereby irrevocably and unconditionally (i) consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding; (ii) waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding that is brought in any such court has been brought in an inconvenient forum; and (iii) waives any objection to service of process effected in accordance with Section 6.01 or any means allowable under Delaware law or procedure. During the period a Legal Dispute is pending before a court, all actions, suits or proceedings with respect to such Legal Dispute or any other Legal Dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court. In the event a Legal Dispute is brought pursuant to this Section (b), each Party hereby waives, and shall not assert as a defense in any Legal Dispute, that (a) such Party is not subject thereto, (b) such action, suit or Proceeding may not be brought or is not maintainable in such court, (c) such Party’s property is exempt or immune from execution, (d) such action, suit or Proceeding is brought in an inconvenient forum or (e) the venue of such action, suit or Proceeding is improper. A final judgment in any action, suit or proceeding described in this Section (b) following the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Laws.

Stock Purchase Agreement

(c) EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY AND IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION (c).

Section 6.08 Expenses; Prevailing Party Costs. Seller and ETHZilla shall pay their own expenses incident to this Agreement and the transactions contemplated hereby and thereby. Notwithstanding anything contained herein or therein to the contrary, if any Party commences an action against another Party to enforce any of the terms, covenants, conditions or provisions of this Agreement, or because of a breach by a Party of its obligations under this Agreement, the prevailing Party in any such action shall be entitled to recover its losses, including reasonable attorneys’ fees, incurred in connection with the prosecution or defense of such action, from the losing Party.

Section 6.09 Entire Agreement. This Agreement, and where applicable and referenced herein, Subscription and Purchase Agreement, sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise.

Stock Purchase Agreement

Section 6.10 Construction. When used in this Agreement, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Agreement unless otherwise specified; (viii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) reference to a particular statute, regulation or law means such statute, regulation or law as amended or otherwise modified from time to time; (x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xi) the paragraph and section headings contained in this Agreement are for convenience only, and shall in no manner be construed as part of this Agreement; and (xii) references to “dollars”, “Dollars” or “$” in this Agreement shall mean United States dollars.

Section 6.11 Review and Construction of Documents. The Seller represents to ETHZilla and ETHZilla represents to the Seller, that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

Section 6.12 Counterparts and Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re-execute the original form of this Agreement and deliver such form to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 6.13 No Presumption from Drafting. This Agreement has been negotiated at arm’s-length between persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all Parties have had the opportunity to draft, review and/or edit the language of this Agreement, no presumption for or against any Party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the Party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intentions of the Parties.

[Remainder of page left intentionally blank. Signature pages follow.]

Stock Purchase Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written.

“SELLER”

[_________________

“PURCHASER”

ETHZilla Corporation

McAndrew Rudisill
Chief Executive Officer

Stock Purchase Agreement

EXHIBIT A

STOCK POWER AND ASSIGNMENT OF

UNCERTIFICATED SHARES

FOR VALUE RECEIVED, effective December 1, 2025, ______________ (the “Assignor”), holding shares of [Common Stock/Preferred Stock] to reach the desired amount (the “Karus Shares”) of Karus, Inc., a Delaware corporation (“Karus”), hereby sells, assigns, and transfers unto ETHZilla Corporation, a Delaware corporation, the Karus Shares which are owed by Assignor, along with any and all appurtenant rights thereto and Assignor does hereby irrevocably constitute and appoint the Secretary or other appropriate officers of Karus, and Karus’ transfer agent, each as his, her or its, attorney-in-fact with full power to transfer said Karus Shares on the books and records of Karus with full power of substitution in the premises. Such Karus Shares are not represented by certificates, are held in book entry form and stand in the undersigned’s name on the books and records of Karus.

By:

EXHIBIT B

FORM OF STOCK REGISTRATION FORM

(CHECK ONE):

☐	INDIVIDUAL OWNERSHIP (one signature required)

☐	TRUST (please include name of trust, name of trustee, and date trust was formed and copy of the Trust Agreement or other authorization)

☐	PARTNERSHIP (please include a copy of the Partnership Agreement authorizing signature)

☐	CORPORATION (please include a certified corporate resolution authorizing signature)

☐	LIMITED LIABILITY COMPANY (please include a certified corporate resolution authorizing signature)

_______________________

Please print here the exact name (registration)

Seller desires to appear in the records of ETHZilla

_____________

Please print here the exact address

Seller desires to appear in the records of ETHZilla

Signature:

By: _________________________

Printed Name:

If on behalf of Entity:

Entity Name:

Signatory’s Position with Entity: Manager

Tax Id Number: ______________________________

Email: